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                                                                 EXHIBIT (e)(4)

SERVICE REQUEST

PLATINUM
Investor(R) IV
AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------
Platinum Investor IV - Fixed Option

   .   Division 301 - AGL Declared Fixed Interest Account

Platinum Investor IV - Variable Divisions

AIM Variable Insurance Funds

   .   Division 675 - AIM V.I. Core Equity

   .   Division 510-AIM V.I. International Growth

The Alger American Fund

   .   Division 513 - Alger American Leveraged AllCap

   .   Division 512 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 514 - VP Value

Credit Suisse Trust

   .   Division 515 - Small Cap Core I

Dreyfus Investment Portfolios

   .   Division 516 - MidCap Stock

Dreyfus Variable Investment Fund

   .   Division 518 - Developing Leaders

   .   Division 517 - Quality Bond

Fidelity Variable Insurance Products

   .   Division 522 - VIP Asset Manager

   .   Division 521 - VIP Contrafund

   .   Division 519 - VIP Equity-Income

   .   Division 676 - VIP Freedom 2020

   .   Division 677 - VIP Freedom 2025

   .   Division 678 - VIP Freedom 2030

   .   Division 520 - VIP Growth

   .   Division 523 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

   .   Division 527 - VIP Franklin Small Cap Value Securities

   .   Division 524 - VIP Franklin U.S. Government

   .   Division 525 - VIP Mutual Shares Securities

   .   Division 526 - VIP Templeton Foreign Securities

Janus Aspen Series

   .   Division 528 - International Growth

   .   Division 530 - Mid Cap Growth

   .   Division 529 - Worldwide Growth

J.P. Morgan Series Trust II

   .   Division 532 - JPMorgan Mid Cap Value

   .   Division 531 - JPMorgan Small Company

MFS Variable Insurance Trust

   .   Division 535 - MFS VIT Core Equity

   .   Division 533 - MFS VIT Emerging Growth

   .   Division 536 - MFS VIT New Discovery

   .   Division 534 - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 537 - AMT Mid-Cap Growth

Oppenheimer Variable Account Funds

   .   Division 538 - Oppenheimer Balanced

   .   Division 539 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 680 - PIMCO VIT CommodityRealReturn Strategy

   .   Division 541 - PIMCO VIT Real Return

   .   Division 540 - PIMCO VIT Short-Term

   .   Division 542 - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 679 - Pioneer Mid Cap Value VCT

Putnam Variable Trust

   .   Division 543 - Putnam VT Diversified Income

   .   Division 544 - Putnam VT Growth and Income

   .   Division 545 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 547 - ST Aggressive Growth

   .   Division 546 - ST Balanced

The Universal Institutional Funds, Inc.

   .   Division 548 - Equity Growth

   .   Division 549 - High Yield

VALIC Company I

   .   Division 550 - International Equities

   .   Division 551 - Mid Cap Index

   .   Division 552 - Money Market I

   .   Division 553 - Nasdaq-100 Index

   .   Division 556 - Science & Technology

   .   Division 555 - Small Cap Index

   .   Division 554 - Stock Index

Van Kampen Life Investment Trust

   .   Division 559 - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 557 - VIF High Yield Bond

   .   Division 558 - VIF REIT Index

AGLC101335                                                             Rev1007

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
[LOGO OF AIG(R) AMERICAN GENERAL]                                                        Variable Universal Life
American General Life Insurance Company ("AGL")                                        Insurance Service Request
A member company of American International Group, Inc.
                                                                            Complete and return this request to:
                                                                              Variable Universal Life Operations
                                                                           PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 .
                                                                                             Fax: (713) 620-6653

[_] POLICY       1.          POLICY #: _________________________________ Insured: _______________________
    IDENTIFICATION
                             Address: _______________________________________________ New Address (yes) (no)
COMPLETE THIS
SECTION FOR ALL              Primary Owner (If other than an insured): ____________________________________
REQUESTS.
                             Address: _______________________________________________ New Address (yes) (no)

                             Primary Owner's S.S. No. or Tax I.D. No. _______ Phone Number: (      ) _____-_____

                             Joint Owner (If applicable): ________________________________________________

                             Address: ________________________________________________ New Address (yes) (no)

[_] NAME CHANGE    2.        Change Name Of: (Circle One) Insured  Owner  Payor  Beneficiary
Complete this section if the
name of one of the Insured,  Change Name From:(First, Middle, Last)             Change Name To: (First, Middle, Last)
Owner, Payor or Beneficiary
has changed. (Please note,   __________________________________         __________________________________
this does not change the
Insured, Owner, Payor or     Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal
Beneficiary designation).    proof)


[_]CHANGE IN       3.          INVESTMENT DIVISION            PREM % DED %  INVESTMENT DIVISION            PREM % DED %
   ALLOCATION                  (301) AGL Declared Fixed                     Neuberger Berman Advisers
   PERCENTAGES                   Interest Account             ______ ______   Management Trust
Use this section to indicate   AIM Variable Insurance Funds                 (537) AMT Mid-Cap Growth       ______ ______
how premiums or monthly        (675) AIM V.I. Core Equity*    ______ ______ Oppenheimer Variable Account
deductions are to be                                                          Funds
allocated. Total allocation    (510) AIM V.I. International                 (538) Oppenheimer Balanced     ______ ______
in each column must equal        Growth                       ______ ______
100%; whole numbers only.      The Alger American Fund                      (539) Oppenheimer Global
* These investment options                                                    Securities                   ______ ______
are available only for owners  (513) Alger American                         PIMCO Variable Insurance Trust
whose policies were effective    Leveraged AllCap             ______ ______
before 5/1/06.                 (512) Alger American MidCap                  (680) PIMCO VIT
** This investment option is     Growth                       ______ ______   CommodityRealReturn Strategy ______ ______
not available for any purpose  American Century Variable                    (541) PIMCO VIT Real Return    ______ ______
except to transfer               Portfolios, Inc.
Accumulation Value to other    (514) VP Value                 ______ ______ (540) PIMCO VIT Short- Term    ______ ______
investment options.            Credit Suisse Trust                          (542) PIMCO VIT Total Return   ______ ______
                               (515) Small Cap Core I         ______ ______ Pioneer Variable Contracts
                                                                              Trust
                               Dreyfus Investment Portfolios                (679) Pioneer Mid Cap Value
                                                                              VCT                          ______ ______
                               (516) MidCap Stock*            ______ ______ Putnam Variable Trust
                               Dreyfus Variable Investment                  (543) Putnam VT Diversified
                                 Fund                                         Income                       ______ ______
                               (518) Developing Leaders*      ______ ______ (544) Putnam VT Growth and
                                                                              Income*                      ______ ______
                               (517) Quality Bond*            ______ ______ (545) Putnam VT Int'l Growth
                                                                              and Income                   ______ ______
                               Fidelity Variable Insurance                  SunAmerica Series Trust
                                 Products
                               (522) VIP Asset Manager        ______ ______ (547) ST Aggressive Growth     ______ ______
                               (521) VIP Contrafund           ______ ______ (546) ST Balanced              ______ ______
                               (519) VIP Equity-Income        ______ ______ The Universal Institutional
                                                                              Funds, Inc.
                               (676) VIP Freedom 2020         ______ ______ (548) Equity Growth*           ______ ______
                               (677) VIP Freedom 2025         ______ ______ (549) High Yield*              ______ ______
                               (678) VIP Freedom 2030         ______ ______ VALIC Company I
                               (520) VIP Growth               ______ ______ (550) International Equities   ______ ______
                               (523) VIP Mid Cap              ______ ______ (551) Mid Cap Index            ______ ______
                               Franklin Templeton Variable                  (552) Money Market I           ______ ______
                                 Insurance Products Trust
                               (527) VIP Franklin Small Cap                 (553) Nasdaq-100 Index         ______ ______
                                 Value Securities             ______ ______
                               (524) VIP Franklin U.S.                      (556) Science & Technology     ______ ______
                                 Government                   ______ ______
                               (525) VIP Mutual Shares                      (555) Small Cap Index          ______ ______
                                 Securities                   ______ ______
                               (526) VIP Templeton Foreign                  (554) Stock Index              ______ ______
                                 Securities                   ______ ______
                               Janus Aspen Series                           Van Kampen Life Investment
                                                                              Trust
                               (528) International Growth     ______ ______ (559) LIT Growth and Income    ______ ______
                               (530) Mid Cap Growth           ______ ______ Vanguard Variable Insurance
                                                                              Fund
                               (529) Worldwide Growth*        ______ ______ (557) VIF High Yield Bond      ______ ______
                               J.P. Morgan Series Trust II                  (558) VIF REIT Index           ______ ______
                               (532) JPMorgan Mid Cap Value** NA     ______ Other: ________                ______ ______
                               (531) JPMorgan Small Company   ______ ______                                100%   100%
                               MFS Variable Insurance Trust
                               (535) MFS VIT Core Equity*     ______ ______
                               (533) MFS VIT Emerging Growth* ______ ______
                               (536) MFS VIT New Discovery    ______ ______
                               (534) MFS VIT Research         ______ ______
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 AGLC101335                      Page 2 of 5                          Rev1007

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
[_] MODE OF   4.         Indicate frequency and premium amount desired: $ ____ Annual $ ____ Semi-Annual $ _____ Quarterly
  PREMIUM
  PAYMENT/                                                              $ ______ Monthly (Bank Draft Only)
  BILLING
  METHOD                 Indicate billing method desired: _______ Direct Bill ____ Pre-Authorized Bank Draft
  CHANGE                                                     (attach a Bank Draft Authorization Form and "Void" Check)

Use this section to      Start Date: ______/ ______ / ______
change the billing
frequency and/or
method of premium
payment. Note,
however, that AGL will
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_] LOST POLICY  5.      I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______
  CERTIFICATE            DESTROYED ______ OTHER.
                         Unless I/we have directed cancellation of the policy, I/we request that a:
Complete this section if
applying for a                 _____ Certificate of Insurance at no charge
Certificate of Insurance
or duplicate policy to         _____ Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If a   be issued to me/us. If the original policy is located, I/we will return the Certificate or full duplicate policy is duplicate policy to AGL for cancellation.
being requested, a check
or money order for $25
payable to AGL must be
submitted with this
request.

[_] DOLLAR  6.           Day of the month for transfers ____________ (Chose a day of the month between 1-28)
  COST                   Frequency of transfers: _________ Monthly _________ Quarterly _________ Semi-Annually ________
  AVERAGING              Annually
  (DCA) ($5,000          DCA to be made from the following investment option: _______________________________
  MINIMUM                Transfer: $ ________ ($100 minimum, whole dollars only)
  BEGINNING
  ACCUMULATION
  VALUE)

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
An amount can be         AIM Variable Insurance Funds                    Neuberger Berman Advisers Management
systematically                                                           Trust
transferred from any one (675) AIM V.I. Core Equity*              $_____ (537) AMT Mid-Cap Growth                 $_____
investment option and    (510) AIM V.I. International Growth      $_____ Oppenheimer Variable Account Funds
directed to one or more  The Alger American Fund                         (538) Oppenheimer Balanced               $_____
of the investment        (513) Alger American Leveraged AllCap    $_____ (539) Oppenheimer Global Securities      $_____
options below. The AGL   (512) Alger American MidCap Growth       $_____ PIMCO Variable Insurance Trust
Declared Fixed Interest  American Century Variable Portfolios,
Account is not available Inc.                                            (680) PIMCO VIT
for DCA. Please refer to (514) VP Value                           $_____       CommodityRealReturn Strategy       $_____
the prospectus for more  Credit Suisse Trust                             (541) PIMCO VIT Real Return              $_____
information on the DCA   (515) Small Cap Core I                   $_____ (540) PIMCO VIT Short-Term $             $_____
option.                  Dreyfus Investment Portfolios                   (542) PIMCO VIT Total Return             $_____
                         (516) MidCap Stock*                      $_____ Pioneer Variable Contracts Trust
NOTE: DCA is not         Dreyfus Variable Investment Fund                (679) Pioneer Mid Cap Value VCT          $_____
available if the         (518) Developing Leaders*                $_____ Putnam Variable Trust
Automatic Rebalancing    (517) Quality Bond*                      $_____ (543) Putnam VT Diversified Income       $_____
option has been chosen.  Fidelity Variable Insurance Products            (544) Putnam VT Growth and Income*       $_____
                         (522) VIP Asset Manager                  $_____ (545) Putnam VT Int'l Growth and Income  $_____
*These investment        (521) VIP Contrafund                     $_____ SunAmerica Series Trust
 options are             (519) VIP Equity-Income                  $_____ (547) ST Aggressive Growth               $_____
 available only for      (676) VIP Freedom 2020                   $_____ (546) ST Balanced                        $_____
 owners whose            (677) VIP Freedom 2025                   $_____ The Universal Institutional Funds, Inc.
 policies were           (678) VIP Freedom 2030                   $_____ (548) Equity Growth*                     $_____
 effective before        (520) VIP Growth                         $_____ (549) High Yield*                        $_____
 5/1/06.                 (523) VIP Mid Cap                        $_____ VALIC Company I
                         Franklin Templeton Variable Insurance           (550) International Equities             $_____
                         Products Trust
                         (527) VIP Franklin Small Cap Value
                         Securities                               $_____ (551) Mid Cap Index                      $_____
                         (524) VIP Franklin U.S. Government       $_____ (552) Money Market I                     $_____
                         (525) VIP Mutual Shares Securities       $_____ (553) Nasdaq-100 Index                   $_____
                         (526) VIP Templeton Foreign Securities   $_____ (556) Science & Technology               $_____
                         Janus Aspen Series                              (555) Small Cap Index                    $_____
                         (528) International Growth               $_____ (554) Stock Index                        $_____
                         (530) Mid Cap Growth                     $_____ Van Kampen Life Investment Trust
                         (529) Worldwide Growth*                  $_____ (559) LIT Growth and Income              $_____
                         J.P. Morgan Series Trust II                     Vanguard Variable Insurance Fund
                         (531) JPMorgan Small Company             $_____ (557) VIF High Yield Bond                $_____
                         MFS Variable Insurance Trust                    (558) VIF REIT Index                     $_____
                         (535) MFS VIT Core Equity*               $_____ Other:__________________                 $_____
                         (533) MFS VIT Emerging Growth*           $_____
                         (536) MFS VIT New Discovery              $_____
                         (534) MFS VIT Research                   $_____
                           ______ INITIAL HERE TO REVOKE DCA
                         ELECTION.
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 AGLC101335                      Page 3 of 5                          Rev1007

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
[_] AUTOMATIC   7.           Indicate frequency: __________ Quarterly __________ Semi-Annually ________
  REBALANCING                Annually
($5,000 minimum                      (Division Name or Number)              (Division Name or Number)
accumulation value) Use      _______% :_____________________________   ______% :_________________________
this section to apply for or _______% :_____________________________   ______% :_________________________
make changes to Automatic    _______% :_____________________________   ______% :_________________________
Rebalancing of the variable  _______% :_____________________________   ______% :_________________________
divisions. Please refer to   _______% :_____________________________   ______% :_________________________
the prospectus for more      _______% :_____________________________   ______% :_________________________
information on the           _______% :_____________________________   ______% :_________________________
Automatic Rebalancing        _______% :_____________________________   ______% :_________________________
Option.                      _______% :_____________________________   ______% :_________________________
Note: Automatic              _______% :_____________________________   ______% :_________________________
Rebalancing is not           _______% :_____________________________   ______% :_________________________
available if the Dollar Cost
Averaging option has been
chosen.
See investment option
restrictions in Box 3 above. ___________INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_]AUTHORIZATION  8.       I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or
   FOR                     e-service instructions, if elected, to transfer values among the Variable Divisions and
TRANSACTIONS               AGL Declared Fixed Interest Account and to change allocations for future premium payments
Complete this section if   and monthly deductions.
you are applying for or
revoking current telephone
or e-service privileges.
                           Initial the designation you prefer:
                           _______Policy Owner(s) only -- If Joint Owners, either one acting independently.
                           _______Policy Owner(s) or Agent/Registered Representative who is appointed to represent
                           AGL and the firm authorized to service my policy.

                           AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or
                           e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           ________INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                           ________INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE  9.          Name of Insured for whom this correction is submitted: __________________________
Use this section to correct
the age of any person        Correct DOB: _______ /________ /________.
covered under this policy.
Proof of the correct date of
birth must accompany this
request.
[_] TRANSFER OF  10.                                         (Division Name or Number) (Division Name or Number)
ACCUMULATED                  Transfer $ ______or______% from_________________________to______________________
VALUES                       Transfer $ ______or______% from_________________________to______________________
Use this section if you want Transfer $ ______or______% from_________________________to______________________
to transfer money between    Transfer $ ______or______% from_________________________to______________________
divisions. The minimum       Transfer $ ______or______% from_________________________to______________________
amount for transfers is      Transfer $ ______or______% from_________________________to______________________
$500.00. Withdrawals from    Transfer $ ______or______% from_________________________to______________________
the AGL Declared Fixed       Transfer $ ______or______% from_________________________to______________________
Interest Account to a        Transfer $ ______or______% from_________________________to______________________
Variable Division may only   Transfer $ ______or______% from_________________________to______________________
be made within the 60 days
after a policy anniversary.
See transfer limitations
outlined in prospectus. If a
transfer causes the balance
in any division to drop
below $500, AGL reserves
the right to transfer the
remaining balance.
Amounts to be transferred
should be indicated in
dollar or percentage
amounts, maintaining
consistency throughout.

See investment option
restrictions in Box 3 above.

 AGLC101335                      Page 4 of 5                          Rev1007

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
[_]REQUEST FOR               11. ________ I request a partial surrender of $ ________ or ____% of the net cash
   PARTIAL SURRENDER/            surrender value.
   POLICY LOAN                   ________ I request a loan in the amount of $ __________.

Use this section to apply        ________ I request the maximum loan amount available from my policy.
for a partial surrender from
or policy loan against           Unless you direct otherwise below, proceeds are allocated according to the
policy values. For detailed      deduction allocation percentages in effect, if available; otherwise they are
information concerning           taken pro-rata from the AGL Declared Fixed Interest Account and Variable
these two options please         Divisions in use.
refer to your policy and its
related prospectus. If           __________________________________________________________
applying for a partial
surrender, be sure to            __________________________________________________________
complete the Notice of
Withholding section of this      __________________________________________________________
Service Request in
addition to this section.

[_]NOTICE OF                 12. The taxable portion of the distribution you receive from your variable
   WITHHOLDING                   universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
Complete this section if         may also be required by your state of residence. You may elect not to have
you have applied for a           withholding apply by checking the appropriate box below. If you elect not to
partial surrender in             have withholding apply to your distribution or if you do not have enough income
Section 11.                      tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                 Check one: ______ I do want income tax withheld from this distribution.

                                            _______I do not want income tax withheld from this distribution.

                                 If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_]AFFIRMATION/              13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown
   SIGNATURE                     on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal
Complete this section for        Revenue Code. The Internal Revenue Service does not require your consent to any
ALL requests.                    provision of this document other than the certification required to avoid backup withholding.

                                 Dated at ___________ this ________ day of ______________________, _____________
                                         (City, State)


                                 X _____________________________________ X ______________________________
                                   SIGNATURE OF OWNER                      SIGNATURE OF WITNESS


                                 X _____________________________________ X ______________________________
                                   SIGNATURE OF JOINT OWNER                SIGNATURE OF WITNESS


                                 X _____________________________________ X ______________________________
                                   SIGNATURE OF ASSIGNEE                   SIGNATURE OF WITNESS

 AGLC101335                      Page 5 of 5                          Rev1007